UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2021

LIFEMD, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-39785	76-0238453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Third Avenue, Suite 2800

New York, NY 10022

(Address of principal executive offices, including zip code)

(866) 351-5907

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LFMD	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Compensation

On July 30, 2021, LifeMD, Inc. (the “Company”) and Roberto Simon entered into the Renewed Director Agreement (the “Director Agreement”) whereby, as compensation for his ongoing services as a member of the board of directors of the Company (the “Board”) and as chairman of the audit committee of the Board (the “Audit Committee”), Mr. Simon shall receive a grant of ten thousand (10,000) restricted stock units of the Company, vesting quarterly beginning September 30, 2021, pursuant to the Company’s Employee Stock Option Plan. Additionally, Mr. Simon shall be paid $6,000 per quarter, as compensation for his services as a member of the Board and chairman of the Audit Committee. The Director Agreement includes provisions whereby the Company will indemnify, defend, and hold harmless Mr. Simon to the fullest extent permitted by Delaware law. Aside from any compensation earned by, or vested to, Mr. Simon pursuant to any prior agreement that is still due and owing, the Director Agreement supersedes the prior agreement dated November 6, 2020 between the Company and Mr. Simon previously furnished as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on November 10, 2020.

Item 5.02 of this Current Report on Form 8-K contains only a brief description of the material terms of and does not purport to be a complete description of the rights and obligations of the parties to the Director Agreement, and such description is qualified in its entirety by reference to the full text of the Director Agreement, which is filed hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Exhibits

(d)

Exhibit No.	Exhibit
10.1	Renewed Director Agreement between LifeMD, Inc. and Roberto Simon, dated July 30, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEMD, INC.

Dated:	August 4, 2021	By:	/s/ Justin Schreiber
Justin Schreiber
Chief Executive Officer